UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2012

SKYPEOPLE FRUIT JUICE, INC.
(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower, No. 2, Gaoxin 1st Road, Xi’an, PRC
(Address of principal executive offices)

710075
(Zip code)

86-29-88377161
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events.

On October 26, 2012, SkyPeople Fruit Juice, Inc. (the “Company”) issued a press release with respect to four new patents recently granted by the State Intellectual Property Office of the People's Republic of China for the Company’s innovative production methods and techniques that can help more effectively produce a variety of fruit juice products..

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.     Description

99.1                 A copy of the press release dated October 26, 2012 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012

SKYPEOPLE FRUIT JUICE, INC.

By: /s/ Yongke Xue
      Yongke Xue
      Chief Executive Officer